Capital Management	12 Months Ended
Dec. 31, 2025
Corporate information and statement of IFRS compliance [abstract]
Capital Management	CAPITAL MANAGEMENT
The Company's capital management objective is to maintain a strong financial position that provides flexibility to execute its development programs, provide returns to shareholders and optimize its portfolio through strategic acquisitions. Baytex assesses its capital structure in response to operational requirements and changes in economic conditions. At December 31, 2025, the Company's capital structure was comprised of shareholders' capital, long-term notes, trade receivables, prepaids and other assets, trade payables, share-based compensation liability, dividends payable, other long-term liabilities, cash and the Credit Facilities.

In order to manage its capital structure and liquidity, Baytex may from time-to-time issue equity or debt securities, enter into business transactions including the sale of assets or adjust capital spending to manage current and projected debt levels. There is no certainty that any of these additional sources of capital would be available if required.

The capital-intensive nature of Baytex's operations requires the maintenance of adequate sources of liquidity to fund ongoing exploration and development. Baytex's capital resources consist primarily of adjusted funds flow, available Credit Facilities and proceeds received from the divestiture of oil and gas properties. The following capital management measures and ratios are used to monitor current and projected sources of liquidity.

Net (Cash) Debt

The Company uses net (cash) debt to monitor its current financial position and to evaluate existing sources of liquidity. The Company defines net (cash) debt to be the sum of our Credit Facilities and long-term notes outstanding adjusted for unamortized debt issuance costs, trade payables, dividends payable, share-based compensation liability, other long-term liabilities, cash, trade receivables, and prepaids and other assets. Baytex also uses net (cash) debt projections to estimate future liquidity and whether additional sources of capital are required to fund ongoing operations.
The following table reconciles net (cash) debt to amounts disclosed in the primary financial statements.

	December 31, 2025	December 31, 2024
Credit Facilities	$1,138	$324,346
Unamortized debt issuance costs - Credit Facilities (note 9)	262	16,861
Long-term notes	93,834	1,932,890
Unamortized debt issuance costs - Long-term notes (note 10)	2,113	47,729
Trade payables	236,373	512,473
Cash	(953,113)	(16,610)
Dividends payable	17,268	17,598
Share-based compensation liability	34,802	24,732
Other long-term liabilities	—	20,887
Trade receivables	(135,230)	(387,266)
Prepaids and other assets	(63,232)	(76,468)
Net (Cash) Debt	$(765,785)	$2,417,172

Adjusted Funds Flow

Adjusted funds flow is used to monitor operating performance and the Company's ability to generate funds for exploration and development expenditures and settlement of abandonment obligations. Adjusted funds flow is comprised of cash flows from operating activities adjusted for changes in non-cash working capital, asset retirements obligations settled during the applicable period and transaction costs.

Adjusted funds flow is reconciled to amounts disclosed in the primary financial statements in the following table.

	Years Ended December 31
	2025	2024
Cash flows from operating activities	$1,485,962	$1,908,264
Change in non-cash working capital	(18,111)	17,922
Asset retirement obligations settled	20,318	28,793
Transaction costs	26,383	1,539
Adjusted funds flow	$1,514,552	$1,956,518